Rule 497(e)
File Nos. 002-89550; 811-03972

FUTUREFUNDS SERIES ACCOUNT
of
Empower Annuity Insurance Company of America
Group Flexible Premium Variable Annuity Contracts
_____________________________
Supplement dated February 12, 2024 to the Prospectus dated May 1, 2023
This Supplement amends certain information contained in the Prospectus dated May 1, 2023.
Appendix A – Eligible Funds Available Under the Group Contract
Effective immediately, the Current Expenses for the Janus Henderson Forty Fund– Class S and Janus Henderson Global Research Fund– Class S shown in the Appendix A – Eligible Funds Available Under the Group Contract section of the Prospectus dated May 1, 2023 are updated as follows.
All other information contained in the Appendix A – Eligible Funds Available Under the Group Contract section of the Prospectus dated May 1, 2023 remains unchanged.
TYPE/ INVESTMENT OBJECTIVE	PORTFOLIO COMPANY AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
			1 YEAR	5 YEAR (or since inception)	10 YEAR (or since inception)
Seeks long-term growth of capital	Janus Henderson Forty Fund[1] Adviser: Janus Capital Management LLC Subadviser: N/A	0.98%	-33.64%	9.41%	12.79%
Seeks long-term growth of capital	Janus Henderson Global Research Fund[1] Adviser: Janus Capital Management LLC Subadviser: N/A	1.07%	-19.64%	6.38%	8.64%

1 This Portfolio Company is closed to incoming Transfers and new Contributions.
This Supplement must be accompanied by and read in conjunction with the current Prospectus dated May 1, 2023. Please read this Supplement carefully and retain it for future reference.

2023-PROSUPP-6-FF